The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These

Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

PRELIMINARY DATA - SUBJECT TO CHANGE
PLEASE NOTE THE FOLLOWING ASSUMPTIONS WERE USED TO BUCKET DATA
* Only Non-IO ARMs are in the Adjustable Rate Mortgage Bucket
* Construction to permanent loans are bucketed in "Purchase"
* Unknown property type mapped to 2-4 Family
* All documentation types other than "Full", "Stated", "None", have been bucketed into "Reduced"
* All Loans with an LTV greater than 80 have PMI insurance and the MI coverage % is a non-zero weighted average

Pool Data

Data Entry Rules:

1. Only enter data in the fields highlighted in purple.

2. Please enter 0 for blanks.

3. Bucket the data using best fit rules.

4. Do not delete any rows or change parameters.

5. If there is cross collateralisation between pools, please use aggregate portfolio data.

Deal Ticker:	JPALT 2006-A2

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)	586,611,218.34	% of State	51%	Mortgage Type	586,611,218	4
Original Mortgage Pool Balance (USD) (5)	588,574,889.28	WA FICO	721	Loan-to-Value	586,611,218	4
Current Mortgage Pool Balance (USD) (5)	586,611,218.34	- Minimum FICO	622	FICO	586,611,218	4
Total Number of Loans	1,947	- Maximum FICO	817	Purpose	586,611,218	4
Average Loan Balance (USD)	301,289.79	WA LTV	78%	Occupancy	586,611,218	4
1st lien (%age)	100%	- Minimum LTV	30%	Loan Balance	586,611,218	4
2nd lien (%age)	0%	- Maximum LTV	91%	Property Type	586,611,218	4
WA FICO	710	Highest Zip-Code Density (% of State)	2.46%	Documentation Type	586,611,218	4
- Minimum FICO	568	Zip-Code with Highest Density	95762	Fixed Period	586,611,218	4
- Maximum FICO	818			Geographic Distribution	586,611,218	4
WA LTV	77%	South California
- Minimum LTV	8%	% of State	49%	Per Annum Fees
- Maximum LTV	100%	WA FICO	707	Servicer Fees (bps)	0.279
WA DTI	-	Minimum FICO	622	Average Cost of Carry per Annum	.
- Minimum DTI	-	Maximum FICO	802
- Maximum DTI	-	WA LTV	76%
WA Age (Months)	2	Minimum LTV	14%
WA Remaining Term (Months)	357	Maximum LTV	95%
North California (% of Pool)	16%	Highest Zip-Code Density (% of State)	2.33%
South California (% of Pool)	15%	Zip-Code with Highest Density	91007

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	0%	-	-	0.0%
Adjustable Rate Mortgage	77%	708	62,437,409	10.6%
Option ARMs	0%	-	-	0.0%
Interest Only Mortgage	77%	710	524,173,809	89.4%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	11.706	764.362	189,274.10	0.0%
20.01-25.00	21.51	631	99,650.00	0.0%
25.01-30.00	27.978	686.769	390,000.00	0.1%
30.01-35.00	32.183	706.263	570,000.00	0.1%
35.01-40.00	36.966	674.146	1,381,248.32	0.2%
40.01-45.00	42.885	745.842	2,218,640.62	0.4%
45.01-50.00	48.146	724.049	9,287,907.53	1.6%
50.01-55.00	53.044	702.958	9,053,525.96	1.5%
55.01-60.00	58.583	716.353	10,824,313.19	1.8%
60.01-65.00	63.859	709.565	24,984,415.92	4.3%
65.01-70.00	69.081	706.862	53,180,641.31	9.1%
70.01-75.00	74.363	702.437	55,997,493.79	9.5%
75.01-80.00	79.79	711.349	384,433,636.41	65.5%
80.01-85.00	84.689	698.877	2,139,203.88	0.4%
85.01-90.00	89.636	706.863	19,364,234.84	3.3%
90.01-95.00	94.643	712.253	12,015,032.46	2.0%
95.01-100.00	100	706.666	482,000.00	0.1%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0	0	0	0.0%
341 - 360	0	0	0	0.0%
361 - 380	0	0	0	0.0%
381 - 400	0	0	0	0.0%
401 - 420	0	0	0	0.0%
421 - 440	0	0	0	0.0%
441 - 460	0	0	0	0.0%
461 - 480	0	0	0	0.0%
481 - 500	0	0	0	0.0%
501 - 520	0	0	0	0.0%
521 - 540	0	0	0	0.0%
541 - 560	0	0	0	0.0%
561 - 580	74.323	571.286	576,601.46	0.1%
581 - 600	80	589	2,597,868.80	0.4%
601 - 620	79.048	612.941	1,093,028.49	0.2%
621 - 640	76.733	630.378	24,411,993.92	4.2%
641 - 660	74.003	652.477	49,864,608.86	8.5%
661 - 680	76.607	671.457	75,208,360.06	12.8%
681 - 700	77.007	690.777	106,077,252.43	18.1%
701 - 720	76.958	709.722	98,282,588.12	16.8%
721 - 740	77.062	730.371	83,376,399.95	14.2%
741 - 760	78.185	750.98	54,899,905.33	9.4%
761 - 780	76.985	770.773	47,519,663.08	8.1%
781 - 800	75.183	789.269	31,218,264.06	5.3%
801 - 820	72.12	806.292	10,178,938.52	1.7%
> 820	-	-	-	0.0%
Unknown	76%	-	1,305,745	0.2%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0	764.362	0.00	0.0%
20.01-25.00	0	631	0.00	0.0%
25.01-30.00	0	686.769	0.00	0.0%
30.01-35.00	0	706.263	0.00	0.0%
35.01-40.00	0	674.146	0.00	0.0%
40.01-45.00	0	745.842	0.00	0.0%
45.01-50.00	0	724.049	0.00	0.0%
50.01-55.00	0	702.958	0.00	0.0%
55.01-60.00	0	716.353	0.00	0.0%
60.01-65.00	0	709.565	0.00	0.0%
65.01-70.00	0	706.862	0.00	0.0%
70.01-75.00	0	702.437	0.00	0.0%
75.01-80.00	0	711.349	0.00	0.0%
80.01-85.00	12	698.877	2,139,203.88	0.4%
85.01-90.00	25	706.863	19,364,234.84	3.3%
90.01-95.00	30	712.253	12,015,032.46	2.0%
95.01-100.00	30	706.666	482,000.00	0.1%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	78.755	715.798	406,567,352.51	69.3%
Cash-Out/Refinancing	71.518	694.79	137,058,468.08	23.4%
Refinancing	72.807	704.081	42,985,397.75	7.3%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	76.993	708.103	455,314,748.39	77.6%
Investment	75.383	719.892	81,915,675.16	14.0%
2nd Home	75.326	711.341	49,380,794.79	8.4%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	77.766	707.542	105,689,199.60	18.0%
<$400,000	79.004	707.446	207,564,119.17	35.4%
<$600,000	77.258	711.185	152,271,261.61	26.0%
>$600,000	70.769	715.114	121,086,637.96	20.6%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	75.991	709.675	336,644,474.14	57.4%
PUD	77.851	709.03	132,398,800.30	22.6%
CND	77.587	714.077	86,065,651.51	14.7%
2-4 Family	75.681	706.853	31,502,292.39	5.4%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	76%	704	83,499,311	14.2%
Stated	78%	715	235,801,803	40.2%
Reduced	76%	705	181,067,601	30.9%
None	74%	712	86,242,503	14.7%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0%	-	-	0.0%
>12 and </= 36	77%	718	208,455,234	35.5%
>36 and </= 60	77%	705	378,155,984	64.5%
>60	0%	-	-	0.0%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AK	0	0	0	0.0%
AL	76.637	695.3	894,801.66	0.2%
AR	0	0	0	0.0%
AS	0	0	0	0.0%
AZ	78.573	707.217	29,990,978.39	5.1%
CA	76.815	714.061	183,290,890.56	31.2%
CO	77.316	716.181	10,952,349.66	1.9%
CT	69.196	716.841	4,397,125.71	0.7%
CZ	0	0	0	0.0%
DC	74.993	714.072	2,860,734.46	0.5%
DE	78.809	734.625	886,535.98	0.2%
FL	76.842	712.82	68,975,219.62	11.8%
GA	78.769	699.698	14,499,782.06	2.5%
GU	0	0	0	0.0%
HI	69.447	712.118	4,900,132.64	0.8%
IA	100	624	72,000.00	0.0%
ID	79.966	718.686	3,307,253.23	0.6%
IL	74.658	700.924	18,922,144.27	3.2%
IN	80	708	156,000.00	0.0%
KS	74.42	760	160,000.00	0.0%
KY	75.513	709.437	311,318.00	0.1%
LA	78.824	677.719	848,592.28	0.1%
MA	70.088	692.542	10,913,524.80	1.9%
MD	75.534	707.135	33,138,836.66	5.6%
ME	82.554	676.086	475,390.90	0.1%
MI	75.633	691.651	3,474,879.48	0.6%
MN	78.781	720.289	7,970,304.12	1.4%
MO	81.021	710.643	1,795,418.23	0.3%
MS	0	0	0	0.0%
MT	80	733.75	592,000.00	0.1%
NC	74.849	729.255	5,271,920.38	0.9%
ND	0	0	0	0.0%
NE	0	0	0	0.0%
NH	0	0	0	0.0%
NJ	72.037	718.987	14,861,369.84	2.5%
NM	75.557	692.348	3,650,616.04	0.6%
NV	78.335	709.584	34,249,714.98	5.8%
NY	75.397	691.632	28,822,203.87	4.9%
OH	78.494	708.496	4,557,759.75	0.8%
OK	95	703	175,750.00	0.0%
OR	78.58	698.25	12,394,597.57	2.1%
OT	0	0	0	0.0%
PA	75.59	729.45	3,584,969.87	0.6%
PR	0	0	0	0.0%
RI	68.52	647.525	459,000.00	0.1%
SC	70.742	727.499	7,233,516.93	1.2%
SD	0	0	0	0.0%
TN	81.517	692.367	1,620,744.06	0.3%
TT	0	0	0	0.0%
TX	75.287	697.419	8,361,277.86	1.4%
UT	77.867	716.747	4,674,043.40	0.8%
VA	78.448	710.948	26,974,855.80	4.6%
VI	0	0	0	0.0%
VT	0	0	0	0.0%
WA	78.58	712.918	23,773,386.07	4.1%
WI	82.906	727.327	1,474,229.20	0.3%
WV	68.072	647.75	685,050.00	0.1%
WY	0	0	0	0.0%